Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share
21	EARNINGS PER SHARE

	Year ended December 31,
	2011	2012	2013
	RMB	RMB	RMB

Numerator:
Net income attributable to China Nepstar Chain Drugstore Ltd. ordinary shareholders	35,933	90,092	11,828

Denominator:
Basic weighted average number of ordinary shares	206,127,305	199,198,962	197,446,940
Dilutive effect of outstanding share options and non-vested shares	250,377	64,402	—

Dilutive weighted average number of ordinary shares	206,377,682	199,263,364	197,446,940

Basic earnings per ordinary share	0.17	0.45	0.06

Diluted earnings per ordinary share	0.17	0.45	0.06

In the calculation of diluted earnings per share, the Company excluded 200,000, nil and nil potential ordinary shares issuable upon exercise of employee share options for the year ended December 31, 2011, 2012 and 2013, respectively, as their effect would be anti-dilutive.